Exhibit 99.6

Cascade Funding, LP - Series 1 1251 Avenue of the Americas, Floor 50 New York, New York 10020	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Cascade Funding, LP - Series 1 (the “Company”) and Goldman Sachs & Co. LLC, Performance Trust Capital Partners, LLC and GreenSky, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of home improvement loans in conjunction with the proposed offering of CFMT 2021-GRN1 Issuer Trust, Series 2021-1 Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures & Findings

On January 19, 2021, representatives of the Company provided us with a computer generated home improvement loan data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business December 31, 2020, with respect to 27,607 home improvement loans (the “Home Improvement Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Home Improvement Loans relating to the home improvement loan characteristics (the “Home Improvement Loan Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Home Improvement Loan Characteristics

1	WAM ID (for informational purposes only)	22	Property State
2	Original Principal Balance	23	DTI
3	Current Principal Balance	24	Stated Monthly Income
4	Current Interest Rate	25	Current Loan Status
5	Step Up Interest Rate	26	Program
6	Origination Date	27	Use of Proceeds
7	Funded Date	28	Pay String
8	Maturity Date	29	Ever Re-Aged
9	Monthly Payment	30	Ever DQ
10	Original Term	31	Hardship Flag
11	Remaining Term	32	Bankruptcy Flag
12	Originator	33	Interest-Only Pre-Amortization Indicator
13	Product Type	34	No-Payment Pre-Amortization Indicator
14	Original IO Period	35	Pre-Amortization Minimum Monthly Payment Basis
15	Remaining IO period	36	Pre-Amortization Minimum Monthly Payment Percent
16	Original Pre-Amortization Period	37	Pre-Amortization Minimum Payment Formula
17	Remaining Pre-Amortization Period	38	Interest Accrual Method
18	Pre-Amortization Period Expiration Date	39	Accrued Interest
19	Origination FICO Score	40	Capitalized Finance Charge Balance
20	Updated FICO Score	41	Next Due Date
21	Updated FICO Score Date

We compared Home Improvement Loan Characteristics 2. through 41. to the corresponding information set forth on or derived from electronic home improvement loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business December 31, 2020 (collectively, the “Servicer System File”) and found them to be in agreement.

The Servicer System File and any other related documents used in support of the Home Improvement Loan Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Home Improvement Loans.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Home Improvement Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Home Improvement Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 20, 2021